Summary Of Balance Sheet Information Related To Operating Leases (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Operating Leases
ROU assets	$ 209,169	$ 223,369
Current portion of operating lease liabilities	70,232	68,199
Operating lease liabilities	139,527	154,271
Total operating lease liabilities	$ 209,759	$ 222,470
Weighted Average Remaining Lease Term (in years)
Operating leases	3 years 6 months	3 years 10 months 24 days
Weighted Average Discount Rate
Operating leases	4.00%	4.48%